IFRS 7 Disclosure	3 Months Ended
Jan. 31, 2021
Text Block [Abstract]
IFRS 7 Disclosure

MARKET RISK

Market risk capital is calculated using internal models and comprises three components: (1) Value-at-Risk (VaR); (2) Stressed VaR; and (3) Incremental Risk Charge (IRC). In addition, the Bank calculates market risk capital using the Standardized approach for a limited number of portfolios

Calculating VaR

TD computes total VaR on a daily basis by combining the General Market Risk (GMR) and Idiosyncratic Debt Specific Risk (IDSR) associated with the Bank’s trading positions.

GMR is determined by creating a distribution of potential changes in the market value of the current portfolio using historical simulation. The Bank values the current portfolio using the market price and rate changes of the most recent 259 trading days for equity, interest rate, foreign exchange, credit, and commodity products. GMR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. A one-day holding period is used for GMR calculation, which is scaled up to ten days for regulatory capital calculation purposes.

IDSR measures idiosyncratic (single-name) credit spread risk for credit exposures in the trading portfolio using Monte Carlo simulation. The IDSR model is based on the historical behaviour of five-year idiosyncratic credit spreads. Similar to GMR, IDSR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. IDSR is measured for a ten-day holding period.

The following graph discloses daily one-day VaR usage and trading net revenue, reported on a taxable equivalent basis, within Wholesale Banking. Trading net revenue includes trading income and net interest income related to positions within the Bank’s market risk capital trading books. For the quarter ending January 31, 2021, there were 4 days of trading losses and trading net revenue was positive for 94% of the trading days, reflecting normal trading activity. Losses in the quarter did not exceed VaR on any trading day.

VaR is a valuable risk measure but it should be used in the context of its limitations, for example:

•	VaR uses historical data to estimate future events, which limits its forecasting abilities;
•	it does not provide information on losses beyond the selected confidence level; and
•	it assumes that all positions can be liquidated during the holding period used for VaR calculation.

The Bank continuously improves its VaR methodologies and incorporates new risk measures in line with market conventions, industry best practices, and regulatory requirements.

To mitigate some of the shortcomings of VaR, the Bank uses additional metrics designed for risk management and capital purposes. These include Stressed VaR, IRC, Stress Testing Framework, as well as limits based on the sensitivity to various market risk factors.

Calculating Stressed VaR

In addition to VaR, the Bank also calculates Stressed VaR, which includes Stressed GMR and Stressed IDSR. Stressed VaR is designed to measure the adverse impact that potential changes in market rates and prices could have on the value of a portfolio over a specified period of stressed market conditions. Stressed VaR is determined using similar techniques and assumptions in GMR and IDSR VaR. However, instead of using the most recent 259 trading days (one year), the Bank uses a selected year of stressed market conditions. In the first quarter of 2021, Stressed VaR was calculated using the one-year period that includes the COVID-19 Stress period. The appropriate historical one-year period to use for Stressed VaR is determined on a biweekly basis. Stressed VaR is a part of regulatory capital requirements.

Calculating the Incremental Risk Charge

The IRC is applied to all instruments in the trading book subject to migration and default risk. Migration risk represents the risk of changes in the credit ratings of the Bank’s exposures. TD applies a Monte Carlo simulation with a one-year horizon and a 99.9% confidence level to determine IRC, which is consistent with regulatory requirements. IRC is based on a “constant level of risk” assumption, which requires banks to assign a liquidity horizon to positions that are subject to IRC. IRC is a part of regulatory capital requirements.

The following table presents the end of quarter, average, high, and low usage of TD’s portfolio metrics.

TABLE 29:  PORTFOLIO MARKET RISK MEASURES

(millions of Canadian dollars)	For the three months ended
	January 31 2021					October 31 2020	January 31 2020
	As at	Average	High		Low	Average	Average
Interest rate risk	$19.3	$21.2	$25.6		$14.8	$18.5	$13.8
Credit spread risk	28.3	24.6	37.2		16.2	34.6	9.5
Equity risk	10.2	10.1	12.1		8.1	9.1	6.9
Foreign exchange risk	2.0	3.0	5.3		1.2	2.3	4.4
Commodity risk	5.3	6.3	9.4		4.1	5.1	2.0
Idiosyncratic debt specific risk	26.7	30.8	41.9		24.2	45.5	14.5
Diversification effect[1]	(60.8)	(62.2)	n/m	[2]	n/m	(67.5)	(31.6)
Total Value-at-Risk (one-day)	31.0	33.8	44.7		27.2	47.6	19.5
Stressed Value-at-Risk (one-day)	29.3	33.4	40.4		28.7	42.8	44.9
Incremental Risk Capital Charge (one-year)	$320.9	$356.6	$421.6		$311.4	$355.9	$209.8

[1]	The aggregate VaR is less than the sum of the VaR of the different risk types due to risk offsets resulting from portfolio diversification.
[2]	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.

Average VaR increased compared to the first quarter last year driven by the VaR scenarios that now include larger shocks across most risk factors due to the market volatility observed during COVID-19. Average VaR and credit spread VaR decreased compared to the prior quarter due to changes in corporate and government bond positions. Average Stressed VaR decreased compared to the first quarter last year and quarter over quarter due to changes in corporate and government bond positions.

Average IRC increased compared to the same quarter last year due to wider credit spread shocks observed during COVID-19 as well as position changes in corporate and government bonds.

Validation of VaR Model

The Bank uses a back-testing process to compare the actual and theoretical profit and losses to VaR to ensure that they are consistent with the statistical results of the VaR model. The theoretical profit or loss is generated using the daily price movements on the assumption that there is no change in the composition of the portfolio. Validation of the IRC model must follow a different approach since the one-year horizon and 99.9% confidence level preclude standard back-testing techniques. Instead, key parameters of the IRC model such as transition and correlation matrices are subject to independent validation by benchmarking against external study results or through analysis using internal or external data.

Structural (Non-Trading) Interest Rate Risk

The Bank’s structural interest rate risk arises from traditional personal and commercial banking activity and is generally the result of mismatches between the maturities and repricing dates of the Bank’s assets and liabilities. The measurement of interest rate risk in the banking book does not include exposures from TD’s Wholesale Banking or Insurance businesses.

The primary measures for this risk are Economic Value of Shareholders’ Equity (EVE) Sensitivity and Net Interest Income Sensitivity (NIIS).

The EVE Sensitivity measures the impact of a specified interest rate shock to the change in the net present value of the Bank’s banking book assets, liabilities, and certain off-balance sheet items. It reflects a measurement of the potential present value impact on shareholders’ equity without an assumed term profile for the management of the Bank’s own equity and excludes product margins.

The NIIS measures the NII change over a twelve-month horizon for a specified change in interest rates for banking book assets, liabilities, and certain off-balance sheet items assuming a constant balance sheet over the period.

The Bank’s Market Risk policy sets overall limits on the structural interest rate risk measures. These limits are periodically reviewed and approved by the Risk Committee of the Board. In addition to the Board policy limits, book-level risk limits are set for the Bank’s management of non-trading interest rate risk by Risk Management. Exposures against these limits are routinely monitored and reported, and breaches of the Board limits, if any, are escalated to both the Asset/Liability and Capital Committee (ALCO) and the Risk Committee of the Board.

The following table shows the potential before-tax impact of an immediate and sustained 100 bps increase or decrease in interest rates on the EVE and NIIS measures. Interest rate floors are applied by currency to the decrease in rates such that they do not exceed expected lower bounds, with the most material currencies set to a floor of -25 bps.

TABLE 30:  STRUCTURAL INTEREST RATE SENSITIVITY MEASURES

(millions of Canadian dollars)									As at
	January 31, 2021						October 31, 2020		January 31, 2020
	EVE Sensitivity			NII[1] Sensitivity			EVE Sensitivity	NII Sensitivity	EVE Sensitivity	NII Sensitivity
	Canada	U.S.	Total	Canada	U.S.	Total	Total	Total	Total	Total
Before-tax impact of
100 bps increase in rates	$12	$(1,637)	$(1,625)	$1,174	$1,125	$2,299	$(1,876)	$1,926	$(2,021)	$909

100 bps decrease in rates	(259)	402	143	(529)	(405)	(934)	277	(872)	803	(1,282)

[1]	Represents the twelve-month net interest income (NII) exposure to an immediate and sustained shock in rates.

As at January 31, 2021, an immediate and sustained 100 bps increase in interest rates would have had a negative impact to the Bank’s EVE of $1,625 million, a decrease of $251 million from last quarter, and a positive impact to the Bank’s NII of $2,299 million, an increase of $373 million from last quarter. An immediate and sustained 100 bps decrease in interest rates would have had a positive impact to the Bank’s EVE of $143 million, a decrease of $134 million from last quarter, and a negative impact to the Bank’s NII of $934 million, an increase of $62 million from last quarter. The quarter-over-quarter decrease in up shock EVE was primarily driven by decreased sensitivity from U.S. mortgage prepayment optionality. The quarter-over-quarter increase in down shock NIIS was primarily due to growth in deposit balances.

Liquidity Risk

Liquidity risk is the risk of having insufficient cash or collateral to meet financial obligations and an inability to, in a timely manner, raise funding or monetize assets at a non-distressed price. Financial obligations can arise from deposit withdrawals, debt maturities, commitments to provide credit or liquidity support, or the need to pledge additional collateral.

TD’S LIQUIDITY RISK APPETITE

The Bank maintains a prudent and disciplined approach to managing its potential exposure to liquidity risk. The Bank targets a 90-day survival horizon under a combined bank-specific and market-wide stress scenario, and a minimum buffer over regulatory requirements prescribed by the OSFI LAR guidelines. Under the LAR guidelines, Canadian banks are required to maintain a Liquidity Coverage Ratio (LCR) at the minimum of 100% other than during periods of financial stress and to maintain a Net Stable Funding Ratio (NSFR) at the minimum of 100%. The Bank’s funding program emphasizes maximizing deposits as a core source of funding, and having ready access to wholesale funding markets across diversified terms, funding types, and currencies that is designed to ensure low exposure to a sudden contraction of wholesale funding capacity and to minimize structural liquidity gaps. The Bank also maintains a comprehensive contingency funding plan to enhance preparedness for recovery from potential liquidity stress events. The Bank’s strategies and actions comprise an integrated liquidity risk management program that is designed to ensure low exposure to liquidity risk and compliance with regulatory requirements.

LIQUIDITY RISK MANAGEMENT RESPONSIBILITY

The Bank’s ALCO oversees the Bank’s liquidity risk management program. It ensures there are effective management structures and practices in place to properly measure and manage liquidity risk. The Global Liquidity & Funding Committee, a subcommittee of the ALCO comprised of senior management from Treasury and Balance Sheet Management (TBSM), Risk Management and Wholesale Banking, identifies and monitors the Bank’s liquidity risks. The management of liquidity risk is the responsibility of the Head of TBSM, while oversight and challenge is provided by the ALCO and independently by Risk Management. The Risk Committee of the Board regularly reviews the Bank’s liquidity position and approves the Bank’s Liquidity Risk Management Framework bi-annually and the related policies annually.

The Bank has established TDGUS as TD’s U.S. IHC, as well as a Combined U.S. Operations (CUSO) reporting unit that consists of the IHC and TD’s U.S. branch and agency network. Both TDGUS and CUSO are managed to the U.S. Enhanced Prudential Standards liquidity requirements in addition to the Bank’s liquidity management framework.

The Bank’s liquidity risk appetite and liquidity risk management approach have not substantially changed from that described in the Bank’s 2020 Annual Report. For a complete discussion of liquidity risk, refer to the “Liquidity Risk” section in the Bank’s 2020 Annual Report.

Liquid assets

The unencumbered liquid assets the Bank holds to meet its liquidity requirements must be high-quality securities that the Bank believes can be monetized quickly in stress conditions with minimum loss in market value. The liquidity value of unencumbered liquid assets considers estimated market or trading depths, settlement timing, and/or other identified impediments to potential sale or pledging. Overall, the Bank expects any reduction in market value of its liquid asset portfolio to be modest given the underlying high credit quality and demonstrated liquidity.

Assets held by the Bank to meet liquidity requirements are summarized in the following tables. The tables do not include assets held within the Bank’s insurance businesses due to investment restrictions.

TABLE 31:  SUMMARY OF LIQUID ASSETS BY TYPE AND CURRENCY[1,2]

(millions of Canadian dollars, except as noted)						As at
	Bank-owned liquid assets	Securities received as collateral from securities financing and derivative transactions	Total liquid assets	% of total	Encumbered liquid assets	Unencumbered liquid assets
		January 31, 2021
Cash and central bank reserves	$104,154	$–	$104,154	12%	$2,250	$101,904
Canadian government obligations	32,259	81,788	114,047	13	77,941	36,106
National Housing Act Mortgage-Backed Securities (NHA MBS)	27,431	13	27,444	3	2,309	25,135
Provincial government obligations	20,423	24,555	44,978	5	32,389	12,589
Corporate issuer obligations	8,874	3,085	11,959	1	2,551	9,408
Equities	12,799	3,272	16,071	1	9,949	6,122

Other marketable securities and/or loans	4,514	351	4,865	1	2,316	2,549
Total Canadian dollar-denominated	210,454	113,064	323,518	36	129,705	193,813
Cash and central bank reserves	109,869	–	109,869	12	24	109,845
U.S. government obligations	57,623	52,352	109,975	12	56,102	53,873
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	72,231	6,005	78,236	9	18,007	60,229
Other sovereign obligations	60,604	54,957	115,561	13	52,763	62,798
Corporate issuer obligations	72,124	2,697	74,821	8	8,949	65,872
Equities	46,038	37,652	83,690	9	33,903	49,787

Other marketable securities and/or loans	7,597	39	7,636	1	293	7,343
Total non-Canadian dollar-denominated	426,086	153,702	579,788	64	170,041	409,747
Total	$636,540	$266,766	$903,306	100%	$299,746	$603,560

		October 31, 2020
Cash and central bank reserves	$94,640	$–	$94,640	11%	$1,689	$92,951
Canadian government obligations	39,008	83,258	122,266	14	80,934	41,332
NHA MBS	30,763	23	30,786	3	2,294	28,492
Provincial government obligations	18,862	24,141	43,003	5	32,812	10,191
Corporate issuer obligations	11,310	2,841	14,151	1	2,331	11,820
Equities	13,146	2,618	15,764	2	8,248	7,516

Other marketable securities and/or loans	4,137	300	4,437	1	2,178	2,259
Total Canadian dollar-denominated	211,866	113,181	325,047	37	130,486	194,561
Cash and central bank reserves	68,783	–	68,783	8	51	68,732
U.S. government obligations	82,701	53,755	136,456	15	53,585	82,871
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	74,131	9,566	83,697	9	21,495	62,202
Other sovereign obligations	56,533	55,432	111,965	13	49,546	62,419
Corporate issuer obligations	77,319	2,108	79,427	9	8,297	71,130
Equities	29,758	38,684	68,442	8	36,716	31,726

Other marketable securities and/or loans	7,457	17	7,474	1	225	7,249
Total non-Canadian dollar-denominated	396,682	159,562	556,244	63	169,915	386,329
Total	$608,548	$272,743	$881,291	100%	$300,401	$580,890

[1]	Positions stated include gross asset values pertaining to securities financing transactions.
[2]	Liquid assets include collateral received that can be re-hypothecated or otherwise redeployed.

Unencumbered liquid assets are held in The Toronto-Dominion Bank and multiple domestic and foreign subsidiaries and branches and are summarized in the following table.

TABLE 32:  SUMMARY OF UNENCUMBERED LIQUID ASSETS BY BANK, SUBSIDIARIES, AND BRANCHES

(millions of Canadian dollars)		As at
	January 31 2021	October 31 2020
The Toronto-Dominion Bank (Parent)	$234,859	$230,369
Bank subsidiaries	347,640	334,308

Foreign branches	21,061	16,213
Total	$603,560	$580,890

FUNDING

The Bank has access to a variety of unsecured and secured funding sources. The Bank’s funding activities are conducted in accordance with the liquidity management policy that requires assets be funded to the appropriate term and to a prudent diversification profile.

The Bank’s primary approach to managing funding activities is to maximize the use of deposits raised through personal and commercial banking channels. The following table illustrates the Bank’s large base of personal and commercial, wealth, and Schwab sweep deposits (collectively, “P&C deposits”) that make up over 70% of total funding.

As a result of the economic impact of COVID-19, the Bank of Canada took a number of actions to help Canadians bridge this difficult period by making credit affordable and available. The Bank of Canada set up or expanded numerous programs which involve acquiring financial assets and lending to financial institutions to support the proper functioning of the financial system and the ability of financial institutions to continue lending. The Bank has used certain of these programs including the Term Repo operations, the Standing Term Liquidity Facility, the Bankers’ Acceptance Purchase Facility, and the Commercial Paper Purchase Facility.

CMHC launched a revised Insured Mortgage Purchase Program (IMPP) as part of Canada’s COVID-19 Economic Response Plan. Under the IMPP, CMHC purchases insured mortgage pools to provide stable funding to banks and mortgage lenders to ensure continued lending to Canadians. The Bank used the IMPP during the second quarter of fiscal 2020 and has not participated in subsequent purchase operations.

Globally, central banks and governments have made available similar asset purchase and lending programs to support market liquidity. Where appropriate, the Bank has accessed certain of these programs.

TABLE 40:  SUMMARY OF DEPOSIT FUNDING

(millions of Canadian dollars)		As at
	January 31 2021	October 31 2020
P&C deposits – Canadian Retail	$486,590	$471,543
P&C deposits – U.S. Retail	475,738	477,738
Total	$962,328	$949,281

WHOLESALE FUNDING

The Bank actively maintains various registered external wholesale term (greater than 1 year) funding programs to provide access to diversified funding sources, including asset securitization, covered bonds, and unsecured wholesale debt. The Bank also raises term funding through Senior Notes, NHA MBS, Canada Mortgage Bonds, and notes backed by credit card receivables (Evergreen Credit Card Trust). The Bank’s wholesale funding is diversified by geography, by currency, and by funding types. The Bank raises short-term (1 year and less) funding using certificates of deposit and commercial paper.

The Bank maintains depositor concentration limits in respect of short-term wholesale deposits so that it is not overly reliant on individual depositors for funding. The Bank further limits short-term wholesale funding maturity concentration in an effort to mitigate refinancing risk during a stress event.

MATURITY ANALYSIS OF ASSETS, LIABILITIES, AND OFF-BALANCE SHEET COMMITMENTS

The following table summarizes on-balance sheet and off-balance sheet categories by remaining contractual maturity. Off-balance sheet commitments include contractual obligations to make future payments on operating capital lease commitments, certain purchase obligations, and other liabilities. The values of credit instruments reported in the following table represent the maximum amount of additional credit that the Bank could be obligated to extend should such instruments be fully drawn or utilized. Since a significant portion of guarantees and commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of expected future liquidity requirements. These contractual obligations have an impact on the Bank’s short-term and long-term liquidity and capital resource needs.

The maturity analysis presented does not depict the degree of the Bank’s maturity transformation or the Bank’s exposure to interest rate and liquidity risk. The Bank ensures that assets are appropriately funded to protect against borrowing cost volatility and potential reductions to funding market availability. The Bank utilizes stable non-maturity deposits (chequing and savings accounts) and term deposits as the primary source of long-term funding for the Bank’s non-trading assets including personal and business term loans and the stable balance of revolving lines of credit. The Bank issues long-term funding based primarily on the projected net growth of non-trading assets and raises short term funding primarily to finance trading assets. The liquidity of trading assets under stressed market conditions is considered when determining the appropriate term of the funding.

TABLE 43:  REMAINING CONTRACTUAL MATURITY

(millions of Canadian dollars)	As at

	January 31, 2021
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$6,242	$8	$–	$–	$–	$–	$–	$–	$–	$6,250
Interest-bearing deposits with banks	213,332	766	84	–	–	–	–	–	2,924	217,106
Trading loans, securities, and other[1]	1,310	4,858	5,315	2,604	5,160	12,527	27,017	24,468	73,092	156,351
Non-trading financial assets at fair value through profit or loss	65	531	1,990	100	223	1,200	1,563	1,182	836	7,690
Derivatives	5,810	6,709	4,282	3,098	2,473	6,596	10,889	13,739	–	53,596
Financial assets designated at fair value through profit or loss	103	816	279	138	188	472	1,628	633	–	4,257
Financial assets at fair value through other comprehensive income	1,087	7,156	6,926	4,698	8,534	16,873	22,674	26,600	3,742	98,290
Debt securities at amortized cost, net of allowance for credit losses	10,992	9,728	7,711	5,361	3,646	13,846	61,947	96,977	(2)	210,206
Securities purchased under reverse repurchase agreements[2]	90,430	36,692	18,114	5,696	4,667	99	402	76	–	156,176
Loans
Residential mortgages	1,450	4,034	6,436	9,493	7,104	36,514	147,913	40,924	–	253,868
Consumer instalment and other personal	844	1,886	3,272	3,552	2,946	13,991	72,911	27,212	58,336	184,950
Credit card	–	–	–	–	–	–	–	–	30,740	30,740

Business and government	23,356	5,721	10,974	9,112	6,679	34,344	66,862	64,162	23,160	244,370

Total loans	25,650	11,641	20,682	22,157	16,729	84,849	287,686	132,298	112,236	713,928

Allowance for loan losses	–	–	–	–	–	–	–	–	(7,932)	(7,932)

Loans, net of allowance for loan losses	25,650	11,641	20,682	22,157	16,729	84,849	287,686	132,298	104,304	705,996
Customers’ liability under acceptances	16,633	2,023	104	–	–	–	–	–	–	18,760
Investment in Schwab	–	–	–	–	–	–	–	–	11,740	11,740
Goodwill[3]	–	–	–	–	–	–	–	–	16,540	16,540
Other intangibles[3]	–	–	–	–	–	–	–	–	1,999	1,999
Land, buildings, equipment, and other depreciable assets[3]	–	3	3	3	1	27	320	4,184	5,199	9,740
Deferred tax assets	–	–	–	–	–	–	–	–	2,229	2,229
Amounts receivable from brokers, dealers, and clients	41,251	–	–	–	–	–	–	–	–	41,251

Other assets	4,294	2,647	413	193	200	73	108	74	9,416	17,418
Total assets	$417,199	$83,578	$65,903	$44,048	$41,821	$136,562	$414,234	$300,231	$232,019	$1,735,595

Liabilities
Trading deposits	$11,943	$15,017	$5,851	$1,542	$4,618	$3,398	$3,552	$1,233	$–	$47,154
Derivatives	6,911	6,652	3,701	3,082	2,513	6,238	11,932	15,698	–	56,727
Securitization liabilities at fair value	–	243	650	344	654	3,055	6,299	2,374	–	13,619
Financial liabilities designated at fair value through profit or loss	8,010	17,566	17,271	5,454	773	–	4	9	–	49,087
Deposits[4,5]
Personal	6,201	8,930	10,433	7,108	6,990	9,909	7,374	27	578,261	635,233
Banks	7,459	1,814	514	28	27	2	3	4	13,143	22,994

Business and government	36,160	26,300	17,096	7,182	6,407	17,658	49,522	3,349	317,295	480,969

Total deposits	49,820	37,044	28,043	14,318	13,424	27,569	56,899	3,380	908,699	1,139,196
Acceptances	16,633	2,023	104	–	–	–	–	–	–	18,760
Obligations related to securities sold short[1]	3,151	1,020	1,398	371	339	5,309	14,209	14,716	1,255	41,768
Obligations related to securities sold under repurchase agreements[2]	128,366	32,421	4,751	5,066	640	4,424	4	–	–	175,672
Securitization liabilities at amortized cost	–	228	419	404	340	1,899	8,909	3,017	–	15,216
Amounts payable to brokers, dealers, and clients	37,105	–	–	–	–	–	–	–	–	37,105
Insurance-related liabilities	340	374	367	294	296	984	1,710	968	2,271	7,604
Other liabilities	7,971	2,388	499	891	1,021	910	1,659	5,263	6,277	26,879

Subordinated notes and debentures	–	–	–	–	–	–	200	11,183	–	11,383

Equity	–	–	–	–	–	–	–	–	95,425	95,425
Total liabilities and equity	$270,250	$114,976	$63,054	$31,766	$24,618	$53,786	$105,377	$57,841	$1,013,927	$1,735,595
Off-balance sheet commitments
Credit and liquidity commitments[6,7]	$17,016	$27,605	$29,400	$14,023	$19,403	$42,212	$103,818	$4,180	$1,256	$258,913
Other commitments[8]	52	119	197	171	232	619	825	523	–	2,738

Unconsolidated structured entity commitments	–	689	480	1,812	207	–	–	–	–	3,188
Total off-balance sheet commitments	$17,068	$28,413	$30,077	$16,006	$19,842	$42,831	$104,643	$4,703	$1,256	$264,839

[1]	Amount has been recorded according to the remaining contractual maturity of the underlying security.
[2]	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
[3]	Certain non-financial assets have been recorded as having ‘no specific maturity’.
[4]	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
[5]

Includes $39 billion of covered bonds with remaining contractual maturities of $3 billion in ‘over 1 months to 3 months’, $5 billion in ‘over 3 months to 6 months’, $4 billion in ‘over 6 months to 9 months’, $3 billion in ‘over 9 months to 1 year’, $9 billion in ‘over 1 to 2 years’, $13 billion in ‘over 2 to 5 years’, and $2 billion in ‘over 5 years’.

[6]	Includes $295 million in commitments to extend credit to private equity investments.
[7]	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
[8]	Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.

TABLE 43: REMAINING CONTRACTUAL MATURITY (continued)

(millions of Canadian dollars)	As at
	October 31, 2020

	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$6,437	$8	$–	$–	$–	$–	$–	$–	$–	$6,445
Interest-bearing deposits with banks	161,326	656	–	–	–	–	–	–	2,167	164,149
Trading loans, securities, and other[1]	4,363	6,920	7,866	6,913	3,867	9,732	23,624	27,554	57,479	148,318
Non-trading financial assets at fair value through profit or loss	80	–	600	2,271	69	1,430	1,425	1,879	794	8,548
Derivatives	5,299	7,167	4,554	2,810	2,525	6,314	10,004	15,569	–	54,242
Financial assets designated at fair value through profit or loss	820	183	631	234	107	930	1,253	581	–	4,739
Financial assets at fair value through other comprehensive income	2,501	2,799	8,490	6,101	4,886	25,305	23,667	26,957	2,579	103,285
Debt securities at amortized cost, net of allowance for credit losses	6,444	23,449	16,052	5,855	5,498	12,386	62,145	95,852	(2)	227,679
Securities purchased under reverse repurchase agreements[2]	98,721	30,246	23,879	11,776	4,204	29	307	–	–	169,162
Loans
Residential mortgages	472	2,845	7,286	9,994	10,481	38,182	138,912	44,047	–	252,219
Consumer instalment and other personal	706	1,423	3,437	3,941	3,893	14,594	68,961	28,038	60,467	185,460
Credit card	–	–	–	–	–	–	–	–	32,334	32,334

Business and government	27,193	4,938	8,973	11,653	8,672	35,439	70,478	65,144	23,309	255,799

Total loans	28,371	9,206	19,696	25,588	23,046	88,215	278,351	137,229	116,110	725,812

Allowance for loan losses	–	–	–	–	–	–	–	–	(8,289)	(8,289)

Loans, net of allowance for loan losses	28,371	9,206	19,696	25,588	23,046	88,215	278,351	137,229	107,821	717,523
Customers’ liability under acceptances	12,699	2,036	204	2	–	–	–	–	–	14,941
Investment in Schwab	–	–	–	–	–	–	–	–	12,174	12,174
Goodwill[3]	–	–	–	–	–	–	–	–	17,148	17,148
Other intangibles[3]	–	–	–	–	–	–	–	–	2,125	2,125
Land, buildings, equipment, and other depreciable assets[3,4]	–	1	6	91	9	29	299	4,384	5,317	10,136
Deferred tax assets	–	–	–	–	–	–	–	–	2,444	2,444
Amounts receivable from brokers, dealers, and clients	33,951	–	–	–	–	–	–	–	–	33,951

Other assets	3,521	1,060	643	2,783	470	150	125	171	9,933	18,856
Total assets	$364,533	$83,731	$82,621	$64,424	$44,681	$144,520	$401,200	$310,176	$219,979	$1,715,865

Liabilities
Trading deposits	$1,802	$2,429	$2,065	$3,057	$1,639	$3,510	$3,455	$1,220	$–	$19,177
Derivatives	4,718	6,783	3,997	1,917	2,012	5,438	11,084	17,254	–	53,203
Securitization liabilities at fair value	–	608	243	652	345	2,495	6,706	2,669	–	13,718
Financial liabilities designated at fair value through profit or loss	18,654	7,290	12,563	15,892	5,251	–	4	11	–	59,665
Deposits[5,6]
Personal	6,240	8,996	9,139	9,550	7,288	10,095	7,923	37	565,932	625,200
Banks	12,870	1,592	313	56	28	–	4	5	14,101	28,969

Business and government	25,387	24,703	24,841	15,274	7,214	14,378	52,852	3,386	313,129	481,164

Total deposits	44,497	35,291	34,293	24,880	14,530	24,473	60,779	3,428	893,162	1,135,333
Acceptances	12,699	2,036	204	2	–	–	–	–	–	14,941
Obligations related to securities sold short[1]	698	1,095	993	823	707	4,888	9,789	14,986	1,020	34,999
Obligations related to securities sold under repurchase agreements[2]	122,433	23,944	30,879	1,791	4,952	4,873	4	–	–	188,876
Securitization liabilities at amortized cost	–	1,055	221	422	404	1,642	8,799	3,225	–	15,768
Amounts payable to brokers, dealers, and clients	35,143	–	–	–	–	–	–	–	–	35,143
Insurance-related liabilities	306	350	382	316	305	963	1,676	1,033	2,259	7,590

Other liabilities[4]	7,672	3,630	1,744	701	1,048	1,304	1,402	5,633	7,342	30,476

Subordinated notes and debentures	–	–	–	–	–	–	200	11,277	–	11,477

Equity	–	–	–	–	–	–	–	–	95,499	95,499
Total liabilities and equity	$248,622	$84,511	$87,584	$50,453	$31,193	$49,586	$103,898	$60,736	$999,282	$1,715,865
Off-balance sheet commitments
Credit and liquidity commitments[7,8]	$19,568	$23,526	$25,918	$20,089	$14,289	$43,760	$107,951	$4,343	$1,309	$260,753
Other commitments[9]	77	169	183	188	165	657	875	553	–	2,867

Unconsolidated structured entity commitments	903	342	1,367	227	408	–	–	–	–	3,247
Total off-balance sheet commitments	$20,548	$24,037	$27,468	$20,504	$14,862	$44,417	$108,826	$4,896	$1,309	$266,867

[1]	Amount has been recorded according to the remaining contractual maturity of the underlying security.
[2]	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
[3]	Certain non-financial assets have been recorded as having ‘no specific maturity’.
[4]

Upon adoption of Leases (IFRS16), right-of-use (ROU) assets recognized are included in ‘Land, buildings, equipment, and other depreciable assets’ and lease liabilities recognized are included in ‘Other liabilities’.

[5]	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
[6]

Includes $41 billion of covered bonds with remaining contractual maturities of $2 billion in ‘over 1 months to 3 months’, $3 billion in ‘over 3 months to 6 months’, $5 billion in ‘over 6 months to 9 months’, $4 billion in ‘over 9 months to 1 year’, $9 billion in ‘over 1 to 2 years’, $16 billion in ‘over 2 to 5 years’, and $2 billion in ‘over 5 years’.

[7]	Includes $290 million in commitments to extend credit to private equity investments.
[8]	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
[9]	Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.